Exhibit 99.5

Notice of Grant of Stock Options and Option Agreement	MGI PHARMA, INC. ID: 41-1364647 5775 West Old Shakopee Road, Suite 100 Bloomington, MN 55437-3174
Option Number: Plan: ID:

Effective                     , you have been granted a(n) Non-Qualified Stock Option to buy                      shares of MGI PHARMA, INC. (the Company) stock at $                     per share.

The total option price of the shares granted is $                    .

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

MGI PHARMA, INC.	Date

Date

MGI PHARMA, INC.

Non-Incentive Stock Option Agreement

1997 Stock Incentive Plan

THIS AGREEMENT, made by and between MGI PHARMA, INC., a Minnesota corporation (the “Company”) and the Employee.

WITNESSETH, THAT:

WHEREAS, the Company pursuant to its 1997 Stock Incentive Plan wishes to grant this stock option to Employee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Grant of Option

The Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called the “option”) to purchase all or any part of an aggregate of the number of shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company in the amount stated, and at the price noted and on the date set forth on the attached Notice Of Grant Of Stock Options on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Duration and Exercisability

(a) This option shall in all events terminate seven (7) years after the date of grant. Subject to the terms and conditions set forth herein, this option may be exercised by Employee in cumulative installments as follows: (i) Before one year after date of option grant, this option may not be exercised. On or after one year after date of option grant, this option may be exercised with respect to one-fourth of the Common Stock to which this option relates. (ii) On or after two years after date of option grant, this option may be exercised with respect to one-half of the Common Stock to which this option relates. (iii) On or after three years after date of option grant, this option may be exercised with respect to three-fourths of the Common Stock to which this option relates. (iv) On or after four years after date of option grant, this option may be exercised with respect to all of the Common Stock to which this option relates. In the event that the Employee does not purchase in any of the above-described periods the full number of shares of Common Stock to which he or she is entitled under this option, the Employee may, subject to the terms and conditions of Section 3 hereof, purchase such remaining shares at any subsequent time during the term of this option.

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(b) Notwithstanding any installment or delayed exercise provisions in subparagraph (a) above, but subject to all other limitations, terms and conditions set forth herein or in the Plan, this option shall automatically become exercisable in full from and after an “Acceleration Date” as hereinafter defined. For purposes hereof, the following terms shall have the definitions indicated below:

“Acceleration Date” shall mean either an Acquisition Date or a Transaction Date.

“Acquisition Date” shall mean (i) the date of public announcement of the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) or any successor rule thereto) of more than 50% of the outstanding voting stock of the Company by any “person” (as defined in Section 13(d) of the Exchange Act) other than the Company, by means of a tender offer, exchange offer or otherwise; and (ii) the date five business days after the date of public announcement of the acquisition of beneficial ownership (as so defined) of more than 25% but not more than 50% of the outstanding voting stock of the Company by any person (as so defined) other than the Company, by means of a tender offer, exchange offer or otherwise if, during such five-business-day period, the Board or the Committee has not, by resolution duly adopted, elected that such acquisition not give rise to an Acquisition Date. In any such resolution, the Board or Committee may elect that any continued acquisition or acquisitions by the same person (as so defined) which would otherwise trigger an Acquisition Date under clause (ii) above shall also not give rise to an Acquisition Date.

“Board” shall mean the Board of Directors of the Company.

“Committee” shall mean the committee charged with administration of the Plan by the Board as provided in the Plan.

“Transaction Date” shall mean the date of shareholder approval of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (ii) any sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

(c) During the lifetime of Employee, the option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution.

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3. Effect of Termination of Employment

(a) In the event that the Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than his or her gross or willful misconduct or death or disability, the Employee shall have the right to exercise this option at any time within ninety (90) days after such termination of employment to the extent of the full number of shares he or she was entitled to purchase under this option on the date of termination, subject to the condition that this option shall not be exercisable after the expiration of the term hereof; provided, however, that if such Employee shall cease to be employed by the Company or its subsidiaries because of such Employee’s “retirement,” Employee shall have the right to exercise the option at any time after such termination of employment to the extent of the full number of shares Employee is entitled to purchase under the option in accordance with the terms of Section 2 of this Agreement (it being understood that the option granted under this Agreement shall continue to vest in accordance with the terms set forth in Section 2 after such date of termination), subject to the condition that no option shall be exercisable after the expiration of the term of the option. For the purposes of this Section 3(a), the Committee shall have to affirmatively determine that the Employee’s termination of employment with the Company constitutes a “retirement” within the meaning of this Section 3(a).

(b) In the event that the Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of his or her gross or willful misconduct during the course of his or her employment, including but not limited to wrongful appropriation of funds of his or her employer or the commission of a gross misdemeanor or felony, this option shall be terminated as of the date of such misconduct.

(c) If the Employee shall die while in the employ of the Company or a subsidiary, if any, or within ninety (90) days after termination of employment for any reason other than gross or willful misconduct, or become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, if any, and the Employee shall not have fully exercised this option, this option may be exercised at any time within 12 months after such death or disability by the Employee or by the executors, administrators or guardians of the Employee, as applicable, or by any person or persons to whom this option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the Employee was entitled to purchase under this option on the date of such death or disability, subject to the condition that this option shall not be exercisable after the expiration of the term hereof.

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4. Manner of Exercise

(a) The option can be exercised only by Employee or other proper party by delivering within the option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

(b) Employee may pay the option price in cash, by check (bank check, certified check or personal check), or with the approval of the Company by delivering to the Company for cancellation shares of Common Stock with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares. For these purposes, the fair market value of the Common Stock on a given date shall be equal to (i) the average of the closing representative bid and asked prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on such date, if the Common Stock is then quoted on NASDAQ; (ii) the last sale price of the Common Stock as reported on the NASDAQ National Market on such date, if the Common Stock is then quoted on the NASDAQ National Market; or (iii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined, the Common Stock is not publicly traded, the fair market value shall be as reasonably determined by the Company.

(c) Notwithstanding any other provision in this Section 4, the Board and the Committee have authority under the Plan, in their sole discretion, to assist any Employee participating in the Plan in the exercise of one or more options granted to such Employee under the Plan by (i) authorizing the extension of a loan or loans to such Employee from the Company or (ii) authorizing a guarantee by the Company of a third-party loan or loans to such Employee; provided that any such loan or loans are used exclusively for (x) the cash exercise of one or more options granted to such Employee under the Plan or (y) payment of any federal, state or local tax liability of such Employee resulting from exercise of one or more Nonqualified Stock Options granted to such Employee under the Plan. The terms of any such loan or guaranty (including interest rate and terms of repayment) are established by the Board or the Committee in their sole discretion. Nothing therein constitutes an agreement or undertaking on the part of the Company to provide any such loan or guarantee to the Employee.

5. Miscellaneous

(a) This option is issued pursuant to the Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

(b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor

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will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to Employee upon exercise of this option.

(c) The exercise of all or any parts of this option shall only be effective at such time that the sale of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

(d) If there shall be any change in the shares of Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of shares of Common Stock and the price per share subject to the outstanding option.

(e) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

(f) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

(g) This Agreement and the attached Notice Of Grant Of Stock Options evidences the entire understanding and agreement of the parties hereto relative to the matters discussed herein. This Agreement supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein. This Agreement may only be amended by a written document signed by both of the parties hereto.

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